UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

Apexigen, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39488	85-1260244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Industrial Road Suite C
San Carlos, California		94070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 931-6236

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APGN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 22, 2023, Apexigen, Inc. (the “Company”) held a virtual special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted to approve the Company's pending merger with Pyxis Oncology, Inc. (“Pyxis Oncology”), which is described in more detail in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on June 30, 2023.

The Company’s stockholders were entitled to one vote for each share of the Company’s common stock, par value $0.0001 per share (each, a “Share”), held as of the close of business on June 28, 2023 (the “Record Date”). At the close of business on the Record Date, there were 24,850,082 Shares outstanding and entitled to vote at the Special Meeting. Present at the Special Meeting, via the virtual special meeting website or by proxy, were holders of 14,334,633 Shares, representing 57.68% of the outstanding Shares eligible to vote at the Special Meeting, and constituting a quorum. The final results of voting are set forth below.

The Merger Proposal

The Company’s stockholders voted on the proposal to adopt the Agreement and Plan of Merger, dated as of May 23, 2023 (as it may be amended from time to time, the “Merger Agreement”) by and among the Company, Pyxis Oncology and Ascent Merger Sub Corp., a direct, wholly owned subsidiary of Pyxis Oncology (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Pyxis Oncology (the “Merger Proposal”).

The Company’s stockholders approved the Merger Proposal and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,129,930	192,928	11,775	—

The proposal to approve the adjournment of the Special Meeting to solicit additional proxies was not voted upon at the Special Meeting because there were sufficient Shares present or represented by proxy to constitute a quorum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apexigen, Inc.

Date:	August 22, 2023	By:	/s/ Xiaodong Yang
Xiaodong Yang, M.D., Ph.D. Chief Executive Officer